                        ANNUAL REPORT / OCTOBER 31 2000

                          AIM DEVELOPING MARKETS FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                 MURAL FROM THE TEMPLE OF LONGING BY PAUL KLEE

          PAUL KLEE'S ART WAS TRANSFORMED BY A TRIP HE TOOK TO TUNISIA

           IN 1914, WHERE HE WAS AWED BY THE LANDSCAPE'S BEAUTIFULLY

          INTENSE COLOR AND LIGHT. KLEE BROUGHT THESE QUALITIES TO HIS

        OWN WORK, CREATING IMAGINATIVE, LIGHT-FILLED PAINTINGS LIKE THE

         ONE ON THE COVER. RADIATING OPTIMISM AND ENERGY, KLEE'S MURAL

           IS A FITTING EMBLEM FOR THE DYNAMIC GROWTH PUSHING TODAY'S

                    EMERGING MARKETS INTO THE 21ST CENTURY.

                     -------------------------------------

AIM Developing Markets Fund is for shareholders who seek long-term growth of capital and secondarily seek income. The fund primarily invests in developing-market equity securities, but may also invest in developing-market debt securities.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Developing Markets Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, B and C shares will differ due to different sales-charge structures and class expenses.
o The fund's average annual total returns (including sales charges) for the periods ended 9/30/00 (the most recent calendar quarter-end) are as follows. Class A shares, one year, -4.28%; five years, -2.46%; inception (1/11/94), -4.44%. Class B shares, one year, -5.20%; inception (11/3/97), -9.66%. Class C shares, one year, -1.21%; inception (3/1/99), 15.70%.
o During the fiscal year ended 10/31/00, the fund paid distributions of $0.0395 per Class A share.
o Government securities (such as U.S. Treasury bills, notes and bonds) offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of information required to be provided by non-U.S. companies.
o The fund invests in higher-yielding, lower-rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal and income than do U.S. government securities (such as U.S. Treasury bills and bonds, the repayment of principal and interest of which is guaranteed by the government if held to maturity).
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI Emerging Markets Free Index is a group of securities from emerging markets tracked by Morgan Stanley Capital International. A "free" index includes only securities available to non-domestic investors.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

      AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
     GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

       This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.


                          AIM DEVELOPING MARKETS FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER

                   Dear Fellow Shareholder:

                   It's an honor to address you as the AIM Funds' new chairman.
   [PHOTO OF       I feel privileged to succeed Ted Bauer, who recently retired
   Robert H.       from the funds' board and will soon retire as A I M
    Graham,        Management Group's chairman after a long, successful career
  Chairman of in the investment industry. Ted has always shown the highest the Board of degree of integrity and commitment to excellence, and I have
    THE FUND       always admired him. I'm also proud to be part of the team
  APPEARS HERE]    that launched AIM almost 25 years ago. From the beginning,
                   AIM has been a very people-oriented, service-minded company, and I plan to carry on the tradition for our shareholders, financial advisors and employees.

                   UNCERTAIN MARKETS
                   The markets this year have been particularly volatile and confusing for many investors, especially for those who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 was down 1.81% year-to-date as of October 31, 2000. But market returns in the 20% to 30% range, such as we have seen in recent years, are not typical. If you expect these kinds of returns every year, you'll be disappointed. Historically, markets decline in one out of every four years. What we're seeing now is a normal downturn.
    This appears to be a worldwide trend. Throughout 2000, overseas markets generally have been more turbulent than their U.S. counterpart.

REASONS FOR OPTIMISM
While investors may need to temper their expectations, there are plenty of reasons to be optimistic. Economic fundamentals remain strong, and many believe that the Federal Reserve Board may have succeeded in bringing the economy to a "soft landing." Gross domestic product growth slowed to 2.4% in the third quarter from the rapid pace of about 7% a year ago. With this slowdown, it seems unlikely that the Fed will raise interest rates in the near future, and stable interest rates provide a solid environment for both stocks and bonds.
    In Europe, the region's economic and investment future continues to look bright despite the weak euro. Restructuring, merger activity and tax reform bode well for European economies. In Asia, most analysts think the continuing strength of the U.S. economy will help boost Asian stock markets.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. Knowing when to buy and sell takes expertise and discipline even in the best of markets. During downturns, many investors may be tempted to make decisions based on emotions instead of strategy. The wisest choice is to rely on a professional money manager to make these decisions for you.
    In these uncertain times, it's important to keep market volatility in perspective. Mutual fund investing should be a long-term endeavor. Remember why you're investing, whether it's for your retirement or your child's education, and think about your time frame. If you're unsure about whether your investments can meet your goals, visit your financial advisor for help.
    In the following pages, your fund's portfolio managers discuss market activity, how they managed your fund during the fiscal year and their near-term outlook. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman


                     -------------------------------------

                                  THE CURRENT

                                  ENVIRONMENT

                             ILLUSTRATES THE VALUE

                                OF PROFESSIONAL

                               MONEY MANAGEMENT.

                              KNOWING WHEN TO BUY

                                 AND SELL TAKES

                                 EXPERTISE AND

                             DISCIPLINE EVEN IN THE

                                BEST OF MARKETS.

                     -------------------------------------

                          AIM DEVELOPING MARKETS FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


GLOBAL ECONOMIC SLOWDOWN HAMPERS AIM DEVELOPING MARKETS FUND


WHAT RESULTS DID THE FUND SEE THIS YEAR?
After last year's stellar returns, the fund faced slowing economic conditions worldwide during the latter half of the fiscal year ended October 31, 2000. The fund continued to make gains during the more exuberant market of late 1999 and early 2000, but its performance was affected by the sell-off in the technology sector and other market difficulties in the following months. Several major market indexes peaked fairly early in 2000 and had not regained those levels by the close of the fiscal year.
    Excluding sales charges, the fund's total returns were -9.52% for Class A shares and -10.21% for Class B and Class C shares. A positive contribution to this result was made by an infusion of fixed-income investments at the end of June. At that time, AIM Emerging Markets Debt Fund was merged into AIM Developing Markets Fund, significantly buoying the fund's performance. Emerging-markets bonds were one of the best-performing asset classes during the third quarter of 2000.
    The fund's benchmark index, the MSCI EMF, returned -8.81% for the period covered by this report.

WHAT GENERAL TRENDS SHAPED DEVELOPING MARKETS DURING THE FISCAL YEAR?
Developing markets have suffered from high oil prices and the severe worldwide correction in technology stocks. In most cases, economies that depend heavily on international trade (such as South Korea, Taiwan and Hong Kong) have been more heavily affected than economies whose growth has been dependent primarily on internal factors (such as Russia and Turkey). However, even in the more vulnerable countries, some industries offered excellent opportunities.

WHAT HAS BEEN GOING ON IN ASIAN MARKETS?
Asia continues to rebound from its economic crisis of 1997-98. Growth rates have normalized, inflation is tame and currencies are relatively stable. Export growth remains strong, even though it has slackened some due to the slowing pace of economic growth worldwide.
    Hong Kong is troubled by deflation--falling prices. However, interest rates are now holding steady, unemployment is down and exports have been rising vigorously. During the first quarter of 2000, the Gross Domestic Product (GDP) was up more than 14% from a year earlier.
    During India's 1999-2000 fiscal year (April-March), industry expanded by 8%--double the previous year's growth. The administration is again trying to implement the government's privatization program, but is still meeting stiff resistance from powerful organized labor.
    South Korea's economy grew 10.7% last year--the fastest growth in Asia--and is expected to expand at least 8% this year. In the first 10 months of 2000, the country accumulated a trade surplus of $9.8 billion. But the cooling of global demand for memory chips, computers and mobile phones could slow Korea's export growth significantly next year, and we will watch developments closely.

HOW HAVE EVENTS SHAPED UP IN EUROPE AND THE MIDDLE EAST?
In the first ten months of 2000, Russia's GDP grew 6.5%, industrial production increased 9.5% and capital investment rose 17.5%, but the inflation rate (near 35%) is of major concern. Company profits are up sharply. Russian oil production has generated high profits on oil exports as well as a production-cost advantage to makers of other goods.
    In Turkey, privatization continues under the highly successful three-year economic restructuring program, begun in 1998. At the December 1999 Helsinki Summit, the European Union (the EU) declared Turkey an official candidate for full EU member-

                     -------------------------------------

                      WE HAVE INCREASED HOLDINGS IN MARKET

                       SEGMENTS AND GEOGRAPHIC AREAS THAT

                       ARE DOING WELL, SUCH AS CELLULAR-

                        PHONE FIRMS IN KOREA AND BRAZIL.

                     -------------------------------------

[ART WORK]

                     -------------------------------------

                            READ THIS REPORT ONLINE!

                      Early in 2001, a new service will be

                       available--electronic delivery of

                      fund reports and prospectuses. Soon,

                        you can read the same AIM report

                       you are reading now--online. Once

                      you sign up for the service, we will

                       send you a link to the report via

                     e-mail. If you choose to receive your

                     reports online, you will not receive a

                       paper copy by mail. You may cancel

                      the service at any time by visiting

                                 our Web site.

                          Please visit our Web site at

                        www.aimfunds.com and go to "Your

                      AIM Account." Log into your account

                       and then click on the "View Other

                         Account Options" dropdown menu

                            and select "e-Delivery."

                     -------------------------------------

          See important fund and index disclosures inside front cover.

                          AIM DEVELOPING MARKETS FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

ship, presenting encouraging prospects for future trade expansion.

WHAT HAS BEEN HAPPENING IN LATIN AMERICA?
Brazil's economy has made a remarkable recovery since narrowly avoiding recession in 1999. In the first half of 2000, the economy grew 3.8%, enabling the central bank to reduce interest rates three times. The current 16.5% rate is the lowest in six years, and inflation is down to 4.3%. Internet growth is running over 50% annually. Especially notable is the sudden popularity and rapid growth of the cellular-telephone industry in Brazil.
    The biggest story for Mexico's economy this year occurred in March, when rating agency Moody's reclassified the country's sovereign government debt to investment-grade. Through August, real GDP had grown about 7.7%. There is some concern that the rapid growth may spur inflation enough to require raising the interest rate, which stood at 15.1% at the end of August.

HOW HAS THE PORTFOLIO BEEN ADJUSTED TO TAKE ADVANTAGE OF THE YEAR'S CHANGES?
We have increased holdings in market segments and geographic areas that are doing well, such as cellular-phone firms in Korea and Brazil. In line with slackening global demand for electronics hardware and semiconductors, we shifted away from those stocks. We eliminated the Philippines from the portfolio because of political and currency concerns, removed several Korean and Taiwanese electronics stocks and sold some Malaysian stocks to take profits. A blue-chip Singaporean bank, UOB, was added to the portfolio. We increased exposure to Turkish and Russian equities, which have been doing especially well.

WHAT WERE SOME OF THE STOCKS IN THE PORTFOLIO?
Mobile TeleSystems is one of the leading providers of mobile cellular communications services in Moscow. The Singapore-based United Overseas Bank Group operates banking institutions in nearly 20 countries including China, where the banking business is just beginning to move into the world economy. Also interesting is Telefonos de Mexico (Telmex), the regional market leader in local and long-distance wire service, wireless communications, Internet access and networking. It announced in September a plan to spin off its cellular business to form America Movil, freeing Telmex to focus on its Internet strategy.

WHAT IS YOUR OUTLOOK FOR THE FUND?
We continue to be cautiously optimistic about the prospects in emerging economies. There is still a brisk demand for their goods among the more developed nations. The global economy continues to expand, even though the pace of growth has moderated. Several developing nations have achieved a level of economic restructuring in the past two to three years that makes their stocks more attractive now. However, we expect volatility to remain a factor in emerging markets due to their sensitivity to political and economic events.

[ART WORK]

PORTFOLIO COMPOSITION

As of 10/31/00, based on total net assets

===================================================================================================================================
TOP 10 EQUITY HOLDINGS                               TOP 10 INDUSTRIES                            TOP 10 COUNTRIES
-----------------------------------------------------------------------------------------------------------------------------------
  1.   India Technology (India)              3.18%     1.   Telecommunications                      1.   Brazil           12.86%
  2.   Korea Telecom Corp.--                                (Cellular/Wireless)          12.55%     2.   Russia           12.76
       ADR (South Korea)                     3.07      2.   Telephone                    11.45      3.   Taiwan           11.19
  3.   Mobile TeleSystems--                            3.   Banks (Major Regional)        6.98      4.   South Korea      10.77
       ADR (Russia)                          2.78      4.   Banks (Regional)              5.50      5.   Mexico            9.22
  4.   Telefonos de Mexico, S.A.                       5.   Electronics (Component                  6.   Hong Kong         8.90
       de C.V.--ADR (Mexico)                 2.70           Distributors)                 5.02      7.   India             5.95
  5.   Fomento Economico Mexicano,                     6.   Electronics (Semiconductors)  4.94      8.   Turkey            5.74
       S.A. de C.V.--ADR (Mexico)            2.45      7.   Computers (Software                     9.   South Africa      5.62
  6.   United Overseas Bank Ltd.                            & Services)                   4.21     10.   Israel            3.51
       --For (Singapore)                     2.28      8.   Financial (Diversified)       3.23
  7.   China Unicom Ltd. (China)             2.20      9.   Entertainment                 2.89
  8.   Taiwan Semiconductor                           10.   Beverages (Alcoholic)         2.88
       Manufacturing Co. Ltd.--ADR (Taiwan)  2.11
  9.   Grupo Televisa S.A.--ADR (Mexico)     2.01
 10.   Hong Kong Exch & Clear (Hong Kong)    2.00

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================


          See important fund and index disclosures inside front cover.

                          AIM DEVELOPING MARKETS FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM DEVELOPING MARKETS FUND VS. BENCHMARK INDEX

1/11/94-10/31/00

in thousands
================================================================================
Date     AIM Developing Markets Fund,          MSCI Emerging Markets Free Index
              Class A Shares
--------------------------------------------------------------------------------

1/11/94           9524                                   10182.1
10/94             9194                                   10630.6
10/95             7664                                   8565.29
10/96             9581                                   9120.75
10/97             9092                                   8347.06
10/98             5720                                   5760.57
10/99             7614                                   8331.24
10/00             6889                                   7597.46
                $6,889                                   $ 7,597

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
This chart compares your fund's Class A shares to a benchmark index. It is intended to give you an idea of how your fund performed compared to that index over the period 1/11/94-10/31/00. (Please note that the data for the MSCI Emerging Markets Free Index are for the period 12/31/93-10/31/00.) It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the MSCI Emerging Markets Free Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00, including sales charges

================================================================================
CLASS A SHARES
   Inception (1/11/94)               -5.33%
   5 years                           -3.06
   1 year                           -13.80*
   *-9.52% excluding sales charges

CLASS B SHARES
   Inception (11/3/97)              -11.47%
   1 year                           -14.70*
   *-10.21% excluding CDSC

CLASS C SHARES
   Inception (3/1/99)                10.24%
   1 year                           -11.11*
   *-10.21% excluding CDSC
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses. For fund performance calculations and a description of the index cited on this page, please see the inside front cover.


                          AIM DEVELOPING MARKETS FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                      SHARES         VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-81.62%

BRAZIL-7.32%

Brasil Telecom Participacoes
  S.A.-Pfd. (Telephone)             133,600,000   $  1,446,196
--------------------------------------------------------------
Embratel Participacoes S.A.-Pfd.
  (Telephone)                       175,867,000      2,821,056
--------------------------------------------------------------
Itausa-Investimentos Itau
  S.A.-Pfd. (Investment
  Management)                         1,882,400      1,587,151
--------------------------------------------------------------
Petroleo Brasileiro
  S.A.-Petrobras-Pfd. (Oil &
  Gas-Exploration & Production)         109,200      2,894,266
--------------------------------------------------------------
Tele Centro Oeste Celular
  Participacoes S.A.-Pfd.
  (Telecommunications-
   Cellular/Wireless)(a)            282,121,000        952,962
--------------------------------------------------------------
Tele Norte Leste Participacoes
  S.A.-ADR (Telephone)                  120,000      2,655,000
--------------------------------------------------------------
Telesp Celular Participacoes
  S.A.-Pfd.
  (Telecommunications-
   Cellular/Wireless)(a)                  1,000              7
--------------------------------------------------------------
Telesp Participacoes S.A.
  (Telephone)                             1,000              5
--------------------------------------------------------------
Unibanco-Uniao de Bancos
  Brasileiros S.A.-GDR
  (Banks-Regional)                      103,416      2,611,254
--------------------------------------------------------------
Unibanco-Uniao de Bancos
  Brasileiros S.A.-Units
  (Banks-Regional)(b)                19,000,000        960,223
==============================================================
                                                    15,928,120
==============================================================

CHILE-0.43%

Compania Cervecerias Unidas
  S.A.-ADR (Beverages-Alcoholic)         48,364        934,030
==============================================================

CHINA-2.19%

China Unicom Ltd.
  (Telecommunications-
   Cellular/Wireless)(a)              2,378,000      4,771,855
==============================================================

GREECE-1.89%

Alpha Credit Bank (Banks-Regional)       42,900      1,584,204
--------------------------------------------------------------
Hellenic Telecommunication
  Organization S.A.
  (Telecommunication-Cellular/Wireless)  68,300      1,191,974
--------------------------------------------------------------
National Bank of Greece S.A.
  (Banks-Money Center)                   34,800      1,324,215
==============================================================
                                                     4,100,393
==============================================================

HONG KONG-8.90%

China Everbright Ltd. (Land
  Development)(a)                     2,490,000      2,218,938
--------------------------------------------------------------
China Mobile Ltd.
  (Telecommunications-
   Cellular/Wireless)(a)                886,000      5,679,699
--------------------------------------------------------------
Chinadotcom Corp.-Class A
  (Computers-Software &
  Services)(a)                          144,467      1,462,728
--------------------------------------------------------------
Denway Motors Ltd. (Auto Parts &
  Equipment)(a)                       8,460,000      1,366,791
--------------------------------------------------------------
Hang Lung Development Co. Ltd.
  (Land Development)                  3,000,000      2,692,653
--------------------------------------------------------------
Hong Kong Exchanges & Clearing
  Ltd. (Financial-Diversified)        2,494,000      4,349,070
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
HONG KONG-(CONTINUED)

New World Infrastructure Ltd.
  (Services-Commercial &
  Consumer)(a)                        1,750,000   $  1,593,153
==============================================================
                                                    19,363,032
==============================================================

HUNGARY-0.83%

Magyar Tavkozlesi Rt-ADR
  (Telecommunications-Long
  Distance)                              75,800      1,781,300
--------------------------------------------------------------
Pannonplast Rt. (Building
  Materials)                              2,270         32,461
--------------------------------------------------------------
Technoimpex (Services-Commercial &
  Consumer)(a)(c)                         1,400              0
==============================================================
                                                     1,813,761
==============================================================

INDIA-5.95%

Associated Cement Co. Ltd.
  (Construction-Cement &
  Aggregates)(c)                             50            100
--------------------------------------------------------------
BSES Ltd. (Electric Companies)              100            378
--------------------------------------------------------------
Cinevista Communications
  (Telecommunications-Long
  Distance)(a)                            3,700         10,800
--------------------------------------------------------------
Himachal Futuristic
  Communications, Ltd.
  (Telecommunications-Cellular/Wireless) 74,180      1,957,872
--------------------------------------------------------------
Hindustan Lever Ltd. (Aluminum)(c)        1,000          3,808
--------------------------------------------------------------
ICICI Bank Ltd.
  (Banks-Regional)(c)                   441,384      1,031,598
--------------------------------------------------------------
India Technology-Equity
  Participation Ctfs., expiring
  02/07/01 (Goldman Sachs Group,
  Inc (The)) (Computers-Software &
  Services)(d)                           13,010      6,907,710
--------------------------------------------------------------
Indian Hotels Co. Ltd.
  (Lodging-Hotels)                           50            214
--------------------------------------------------------------
ITC Ltd. (Tobacco)(c)                     1,499         24,462
--------------------------------------------------------------
Ranbaxy Laboratories Ltd. (Health
  Care-Drugs-Generic & Other)(c)            200          2,988
--------------------------------------------------------------
State Bank of India (Banks-Major
  Regional)(c)                            2,200          7,729
--------------------------------------------------------------
Tata Engineering and Locomotive
  Co. Ltd.-GDR
  (Automobiles)                         340,000        510,000
--------------------------------------------------------------
Tata Engineering and Locomotive
  Co. Ltd.-(Automobiles)                    100            150
--------------------------------------------------------------
Videsh Sanchar Nigam Ltd.-ADR
  (Telephone)                           261,100      1,925,613
--------------------------------------------------------------
Videsh Sanchar Nigam Ltd.-GDR
  (Telephone)                            77,350        570,456
==============================================================
                                                    12,953,878
==============================================================

INDONESIA-0.41%

PT Lippo Bank Tbk (Banks-Major
  Regional)(a)                      128,519,400        892,496
==============================================================

ISRAEL-3.51%

Bank Leumi Le-Israel (Banks-Money
  Center)                               842,913      1,655,686
--------------------------------------------------------------
Bezeq Israeli Telecommunications
  Corp. Ltd. (Telephone)                342,700      1,714,742
--------------------------------------------------------------
Elron Electronic Industries Ltd.
  (Computers-Networking)                 55,000      1,440,445
--------------------------------------------------------------
Partner Communications Co.
  Ltd.-ADR
  (Telecommunications-
   Cellular/Wireless)(a)                343,200      2,059,200
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
ISRAEL-(CONTINUED)

RADVision Ltd. (Computers-Software
  & Services)(a)                         34,792   $    769,773
==============================================================
                                                     7,639,846
==============================================================

MALAYSIA-0.26%

Public Finance Berhad
  (Banks-Regional)                      627,000        557,707
==============================================================

MEXICO-9.22%

Fomento Economico Mexicano, S.A.
  de C.V.-ADR
  (Beverages-Alcoholic)                 139,474      5,326,163
--------------------------------------------------------------
Grupo Financiero Banamex Accival,
  S.A. de C.V. (Banacci)
  (Financial-Diversified)(a)          1,728,900      2,686,829
--------------------------------------------------------------
Grupo Financiero Bancomer, S.A. de
  C.V.-Class O (Banks-Regional)(a)    2,914,490      1,804,411
--------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(a)                     80,628      4,363,991
--------------------------------------------------------------
Telefonos de Mexico S.A. de
  C.V.-Class L-ADR (Telephone)          108,724      5,864,301
==============================================================
                                                    20,045,695
==============================================================

PAKISTAN-0.00%

Dewan Salman Fibre Ltd.
  (Chemicals-Specialty)                       6              3
--------------------------------------------------------------
Pakistan State Oil Co. Ltd.
  (Oil-International Integrated)             93            254
==============================================================
                                                           257
==============================================================

RUSSIA-4.01%

Mobile Telesystems-ADR
  (Telecommunications-
   Cellular/Wireless)(a)                218,600      6,038,825
--------------------------------------------------------------
RAO Unified Energy Systems-GDR
  (Electric Companies)                   52,700        666,655
--------------------------------------------------------------
Surgutneftegaz-ADR
  (Oil-International Integrated)        157,000      2,017,450
==============================================================
                                                     8,722,930
==============================================================

SINGAPORE-3.38%

DBS Group Holdings Ltd.
  (Banks-Money Center)                   97,000      1,143,256
--------------------------------------------------------------
Total Access Communication PLC
  (Telephone)                           391,600      1,245,288
--------------------------------------------------------------
United Overseas Bank Ltd.
  (Banks-Major Regional)                670,000      4,959,289
==============================================================
                                                     7,347,833
==============================================================

SOUTH AFRICA-5.62%

Anglo American Platinum Corp. Ltd.
  (Metals Mining)                       103,300      4,029,980
--------------------------------------------------------------
Barloworld Ltd.
  (Manufacturing-Diversified)           327,200      1,709,192
--------------------------------------------------------------
Hosken Consolidated Investments
  Ltd. (Investment Management)(a)     2,186,500      1,546,977
--------------------------------------------------------------
Impala Platinum Holdings Ltd.
  (Metals Mining)                        35,700      1,529,656
--------------------------------------------------------------
Johnnic Holdings Ltd.
  (Entertainment)                       168,243      1,913,445
--------------------------------------------------------------
Sappi Ltd. (Paper & Forest
  Products)                             218,200      1,494,738
==============================================================
                                                    12,223,988
==============================================================

                                                     MARKET
                                      SHARES         VALUE
SOUTH KOREA-10.77%

H & CB-GDR (Banks-Major Regional)
  (Acquired 09/05/00-09/06/00;
  Cost $1,307,349)(a)(e)                 59,200   $  1,435,600
--------------------------------------------------------------
Hyundai Electronics Industries Co.
  (Electronics-Component
  Distributors)(a)                      330,600      2,031,555
--------------------------------------------------------------
Kookmin Bank-GDR (Banks-Major
  Regional) (Acquired
  09/06/00-09/20/00; Cost
  $2,426,465)(e)                        206,602      2,453,399
--------------------------------------------------------------
Korea Telecom Corp.-ADR
  (Telephone)                           181,016      6,674,965
--------------------------------------------------------------
Korea Telecom Freetel
  (Telecommunications-
   Cellular/Wireless)(a)                 64,028      2,257,163
--------------------------------------------------------------
LG Home Shopping Inc. (Retail-Home
  Shopping)                              41,507      2,495,893
--------------------------------------------------------------
Samsung Electronics N.V.-Pfd.
  (Electronics-Component
  Distributors)                          30,000      1,537,582
--------------------------------------------------------------
Shinhan Bank-GDR (Banks-Major
  Regional)                             105,600      2,151,600
--------------------------------------------------------------
SK Telecom Co., Ltd.-ADR
  (Telecommunications-Cellular/Wireless) 95,492      2,393,268
==============================================================
                                                    23,431,025
==============================================================
TAIWAN-11.19%

Asustek Computer, Inc.-Equity
  Linked Notes, expiring 03/16/01
  (UBS Warburg)
  (Computers-Hardware)                  142,596        710,128
--------------------------------------------------------------
Bank Sinopac-Equity Participation
  Ctfs., expiring 10/09/01
  (Goldman Sachs Group, Inc.
  (The)) (Investment Banking/
  Brokerage)(d)                       6,920,000      2,906,400
--------------------------------------------------------------
Compeq Manufacturing Co., Ltd.
  (Computers-Hardware)                  698,400      2,635,879
--------------------------------------------------------------
Hon Hai Precision Industry Co.,
  Ltd. (Electronics-Component
  Distributors)                         190,707        997,045
--------------------------------------------------------------
Hon Hai Precision Industry Co.,
  Ltd.-Equity Participation Ctfs.,
  expiring 01/21/01 (ABN-AMRO)
  (Electronics-Component
  Distributors)(d)                           15            101
--------------------------------------------------------------
Siliconware Precision Industries
  Co.-ADR
  (Electronics-Semiconductors)(a)       508,724      2,034,896
--------------------------------------------------------------
Siliconware Precision Industries
  Co.-Equity Participation Ctfs.,
  expiring 01/21/01 (ABN-AMRO)
  (Electronics-Semiconductors)
  (Acquired (03/15/00-03/16/00);
  Cost $2,941,233)(d)(e)              2,000,000        963,400
--------------------------------------------------------------
Taiwan Semiconductor Manufacturing
  Co. Ltd.
  (Electronics-Semiconductors)(a)       529,920      1,606,563
--------------------------------------------------------------
Taiwan Semiconductor Manufacturing
   Co. Ltd.-ADR (Electronics-
   Semiconductors)                      201,560      4,572,893
--------------------------------------------------------------
Taiwan Semiconductor Manufacturing
  Co. Ltd.-Equity Participation
  Ctfs., expiring 01/27/01
  (ABN-AMRO)
  (Electronics-Semiconductors)(d)       404,988      1,559,447
--------------------------------------------------------------
United Microelectronics Corp. Ltd.
  (Electronics-Component
  Distributors)(a)                    1,046,600      1,845,513
--------------------------------------------------------------
United Microelectronics Corp.
  Ltd.-Equity Participation Ctfs.,
  expiring 03/23/01 (UBS Warburg)
  (Electronics-Component
  Distributors)(d)                    1,676,040      2,949,830
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
TAIWAN-(CONTINUED)

Via Technologies Inc.-Equity
  Participation Ctfs., expiring
  02/16/01 (ABN-AMRO)
  (Electronics-Component
  Distributors)(d)(f)                   145,838   $  1,555,424
==============================================================
                                                    24,337,519
==============================================================

TURKEY-5.74%

Haci Omer Sabanci Holding A.S.
  (Investment Management)           276,345,680      2,794,541
--------------------------------------------------------------
Turkcell Iletisim Hizmetleri A.S.
  (Investments)(a)                   35,023,300      1,539,881
--------------------------------------------------------------
Turkiye Garanti Bankasi A.S.
  (Banks-Regional)(a)               332,991,500      3,416,173
--------------------------------------------------------------
Turkiye Is Bankasi (Isbank)
  (Banks-Money Center)               76,378,000      1,455,192
--------------------------------------------------------------
Yapi ve Kredi Bankasi A.S.
  (Banks-Major Regional)            379,746,596      3,283,633
==============================================================
                                                    12,489,420
==============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $201,792,081)                                177,553,785
==============================================================

                                      PRINCIPAL
                                       AMOUNT
U.S. DOLLAR DENOMINATED BONDS &
  NOTES-15.95%

SOVEREIGN DEBT-15.95%

Republic of Brazil (Brazil) Unsec.
  Bonds, 10.13%, 05/15/27            $ 3,520,000     2,641,552
--------------------------------------------------------------
Republic of Brazil (Brazil),
  Floating Rate Gtd. Bonds, 7.69%,
  04/15/12(g)                          5,797,000     4,349,240
--------------------------------------------------------------
Republic of Brazil (Brazil), Series
  C, Bonds, 8.00%, 04/15/14            6,030,215     4,535,813
--------------------------------------------------------------
Republic of Brazil (Brazil), Unsec.
  Bonds, 12.25%, 03/06/30                630,000       549,990
--------------------------------------------------------------

                                      PRINCIPAL      MARKET
                                       AMOUNT         VALUE
SOVEREIGN DEBT-(CONTINUED)

Republic of Venezuela (Venezuela),
  Unsec. Bonds, 9.25%, 09/15/27      $ 2,879,000   $ 1,886,263
--------------------------------------------------------------
Republic of Venezuela
  (Venezuela)-Series DL, Floating
  Rate Deb., 7.88%, 12/18/07(g)        1,964,270     1,653,303
--------------------------------------------------------------
Russian Federation (Russia), Sr.
  Unsec. Unsub. Bonds, 11.75%,
  06/10/03                             1,250,000     1,196,606
--------------------------------------------------------------
Russian Federation (Russia), Sr.
  Unsec. Unsub. Euro Bonds, 12.75%,
  06/24/28                             5,663,000     4,793,866
--------------------------------------------------------------
Russian Federation (Russia), Unsec.
  Unsub. Disc. Bonds, 7.50%,
  03/31/30 (Acquired 08/25/00; Cost
  $5,614,371)(e)(h)                   13,102,320     4,913,370
--------------------------------------------------------------
Russian Federation (Russia), Unsec.
  Unsub. Euro Bonds, 11.00%,
  07/24/18                             4,000,000     2,934,248
--------------------------------------------------------------
Russian Federation (Russia), Unsec.
  Unsub. Euro Notes, 8.75%,
  07/24/05                             5,020,000     3,954,063
--------------------------------------------------------------
Russian Federation (Russia), Unsec.
  Unsub. Notes, 8.25%, 03/31/10
  (Acquired 08/25/00-09/01/00; Cost
  $1,341,703)(e)                       1,975,614     1,274,271
==============================================================
    Total U.S. Dollar Denominated
      Bonds & Notes (Cost
      $31,996,162)                                  34,682,585
==============================================================

                                       SHARES
MONEY MARKET FUNDS-1.08%

STIC Liquid Assets Portfolio(i)       1,174,363      1,174,363
--------------------------------------------------------------
STIC Prime Portfolio(i)               1,174,363      1,174,363
==============================================================
    Total Money Market Funds
      (Cost $2,348,726)                              2,348,726
==============================================================
TOTAL INVESTMENTS-98.65%
  (Cost $236,136,969)                              214,585,096
==============================================================
OTHER ASSETS LESS LIABILITIES-1.35%                  2,947,252
==============================================================
NET ASSETS-100.00%                                $217,532,348
______________________________________________________________
==============================================================

Investment Abbreviations:

ADR    -  American Depositary Receipt
Ctfs.  -  Certificates
Deb.   -  Debentures
Disc.  -  Discounted
GDR    -  Global Depositary Receipt
Gtd.   -  Guaranteed
Pfd.   -  Preferred
Sr.    -  Senior
Unsec. -  Unsecured
Unsub. -  Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes common or preferred shares of the issuer.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) Acquired as part of a unit with or in exchange for other securities.
(e) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 10/31/00 was $11,040,040, which represented 5.08% of the Fund's net assets.
(f) Affiliated issuer in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 10/31/00 represented 0.72% of the Fund's net assets.
(g) The coupon rate shown on floating rate bonds represents the rate at period end.
(h) Discounted bond at purchase. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(i) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000


ASSETS:

Investments, at market value (cost
  $236,136,969)                                 $214,585,096
------------------------------------------------------------
Foreign currencies, at value (cost $3,145,936)     3,153,650
------------------------------------------------------------
Cash                                                 100,055
------------------------------------------------------------
Receivables for:
  Investments sold                                 2,448,057
------------------------------------------------------------
  Fund shares sold                                   650,936
------------------------------------------------------------
  Dividends and interest                           1,573,710
------------------------------------------------------------
Collateral for securities loaned                  10,496,794
------------------------------------------------------------
Other Assets                                          14,346
============================================================
    Total assets                                $233,022,644
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            3,914,097
------------------------------------------------------------
  Fund shares reacquired                             618,235
------------------------------------------------------------
  Collateral upon return of securities loaned     10,496,794
------------------------------------------------------------
Accrued advisory fees                                 17,388
------------------------------------------------------------
Accrued administrative services fees                   4,235
------------------------------------------------------------
Accrued distribution fees                            175,736
------------------------------------------------------------
Accrued trustees' fees                                 1,834
------------------------------------------------------------
Accrued transfer agent fees                          111,571
------------------------------------------------------------
Accrued operating expenses                           150,406
============================================================
    Total liabilities                             15,490,296
============================================================
Net assets applicable to shares outstanding     $217,532,348
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $136,160,449
____________________________________________________________
============================================================
Class B                                         $ 79,754,001
____________________________________________________________
============================================================
Class C                                         $  1,617,898
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

  Class A                                         15,323,976
____________________________________________________________
============================================================
  Class B                                          9,069,002
____________________________________________________________
============================================================
  Class C                                            184,146
____________________________________________________________
============================================================

Class A:
  Net asset value and redemption price per
    share                                       $       8.89
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.89 divided by
     95.25%)                                    $       9.33
____________________________________________________________
============================================================

Class B:
  Net asset value and offering price per share  $       8.79
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       8.79
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $513,163)                                     $  2,186,759
------------------------------------------------------------
Dividends from affiliated money market funds         342,057
------------------------------------------------------------
Interest                                           1,886,629
------------------------------------------------------------
Security lending income                               65,936
============================================================
    Total investment income                        4,481,381
============================================================

EXPENSES:

Advisory fees                                      2,321,564
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                       212,346
------------------------------------------------------------
Distribution fees -- Class A                         646,612
------------------------------------------------------------
Distribution fees -- Class B                         712,953
------------------------------------------------------------
Distribution fees -- Class C                          13,244
------------------------------------------------------------
Interest                                              10,831
------------------------------------------------------------
Transfer agent fees                                1,005,593
------------------------------------------------------------
Trustees' fees                                        10,749
------------------------------------------------------------
Other                                                 90,938
============================================================
    Total expenses                                 5,074,830
============================================================
Less: Fees waived                                   (195,861)
------------------------------------------------------------
    Expenses paid indirectly                         (64,654)
============================================================
    Net expenses                                   4,814,315
============================================================
Net investment income (loss)                        (332,934)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           (5,531,214)
------------------------------------------------------------
  Foreign currencies                                (405,617)
============================================================
                                                  (5,936,831)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (18,746,181)
------------------------------------------------------------
  Foreign currencies                                   9,375
============================================================
                                                 (18,736,806)
============================================================
Net gain (loss) from investment securities and
  foreign currencies                             (24,673,637)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(25,006,571)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                  2000             1999
                                                              -------------    -------------

OPERATIONS:

  Net investment income (loss)                                $    (332,934)   $     867,596
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                           (5,936,831)       2,820,314
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (18,736,806)      23,887,175
============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (25,006,571)      27,575,085
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                          (611,162)      (1,347,785)
--------------------------------------------------------------------------------------------
  Class B                                                                --           (1,895)
--------------------------------------------------------------------------------------------
  Advisor Class*                                                     (1,538)            (510)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (8,288,646)      46,114,455
--------------------------------------------------------------------------------------------
  Class B                                                        42,716,558       46,958,649
--------------------------------------------------------------------------------------------
  Class C                                                         1,635,318          409,273
--------------------------------------------------------------------------------------------
  Advisor Class*                                                   (659,631)         340,294
============================================================================================
    Net increase in net assets                                    9,784,328      120,047,566
============================================================================================

NET ASSETS:

  Beginning of year                                             207,748,020       87,700,454
============================================================================================
  End of year                                                 $ 217,532,348    $ 207,748,020
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 424,284,883    $ 462,286,688
--------------------------------------------------------------------------------------------
  Undistributed net investment income                                88,436          601,051
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (185,222,717)    (252,000,704)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                           (21,618,254)      (3,139,015)
============================================================================================
                                                              $ 217,532,348    $ 207,748,020
____________________________________________________________________________________________
============================================================================================

* Advisor Class shares were converted to Class A shares effective as of close of business February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Developing Markets Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000 the Advisor Class shares were converted to Class A shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital and its secondary objective is income, to the extent consistent with seeking growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $433,019, undistributed net realized gains increased by $72,714,818 and paid in capital decreased by $73,147,837 as a result of differing book/tax treatment of foreign currency transactions, merger transactions, capital losses and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund has a capital loss carryforward of $184,591,854 as of October 31, 2000, to the extent provided by regulations, which may be carried forward to offset future taxable gains, if any, which expires on varying dates, if not previously utilized, through the year 2008.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.
H. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management Limited is the Fund's sub-advisor and sub-administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to offset arrangements, if any) for Class A, Class B and Class C shares to 1.75%, 2.40% and 2.40%, respectively. Prior to June 19, 2000, AIM had agreed to limit total annual operating expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively. During the year ended October 31, 2000, AIM waived fees of $247,246.
   The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $50,000 for such services.
   The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $655,263 for such services.
   The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $646,612, $712,953 and $13,244, respectively, as compensation under the Plans.
   AIM Distributors received commissions of $25,847 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $45,221 in contingent deferred sales charges imposed on redemptions of Fund shares.
   Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $3,308 and reductions in custodian fees of $61,346 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $64,654.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly and failed to return the securities.
  At October 31, 2000, securities with an aggregate value of $10,290,974 were on loan to brokers. The loans were secured by cash collateral of $10,496,794 received by the Fund. For the year ended October 31, 2000, the Fund received fees of $65,936 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $470,416,958 and $438,231,041, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 20,760,351
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (42,943,087)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                   $(22,182,736)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $236,767,832.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2000 and 1999 were as follows:

                                                                         2000                           1999
                                                              ---------------------------     -------------------------
                                                                SHARES         AMOUNT           SHARES        AMOUNT
                                                              ----------    -------------     ----------    -----------
Sold:
  Class A                                                      4,368,248    $  46,361,270      3,932,389    $45,584,472
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                        828,920        9,063,557        911,202     18,260,670
-----------------------------------------------------------------------------------------------------------------------
  Class C*                                                       149,805        1,690,938         68,223        667,879
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                  3,615         (118,692)        67,714        758,300
=======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         40,351          452,453        125,865        932,660
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                          2,445           25,799            255          1,881
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                    137            1,534             69            510
=======================================================================================================================
Issued in connection with acquisitions:
  Class A                                                      4,474,504       47,588,765***   9,961,789     87,233,513****
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      7,049,831       74,412,545***   5,660,631     42,682,248****
-----------------------------------------------------------------------------------------------------------------------
  Class C*                                                        32,330          341,089***          --             --
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                     --               --         64,652        488,211****
=======================================================================================================================
Conversion of Advisor Class to Class A shares*****
  Class A                                                          8,558          109,035             --             --
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   (8,558)        (109,035)            --             --
=======================================================================================================================
Reacquired:
  Class A******                                               (9,512,192)    (102,800,169)    (9,691,690)   (87,636,190)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,891,896)     (40,785,343)    (1,512,951)   (13,986,150)
-----------------------------------------------------------------------------------------------------------------------
  Class C*                                                       (40,068)        (396,709)       (26,144)     (258,606)
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                (37,214)        (433,438)       (94,292)     (906,727)
=======================================================================================================================
                                                               3,468,816    $  35,403,599      9,467,712    $93,822,671
_______________________________________________________________________________________________________________________
=======================================================================================================================

 *    Class C shares commenced sales on March 1, 1999.
 ** Advisor Class share activity for the period November 1, 1999 through February 11, 2000 (date of conversion).
 *** As of the close of business on June 16, 2000, the Fund acquired all the net assets of AIM Emerging Markets Debt Fund pursuant to a plan of reorganization approved by Emerging Markets Debt Fund's shareholders on May 31, 2000. The acquisition was accomplished by a tax-free exchange of 11,556,665 shares of the Fund for 13,847,344 shares of Emerging Markets Debt Fund outstanding as of the close of business on June 16, 2000. Emerging Markets Debt Fund's net assets at that date of $122,342,399, including ($257,567) of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $193,278,258.
**** AIM Emerging Markets Fund (Emerging Markets Fund") and AIM Eastern Europe Fund ("Eastern Europe Fund") transferred all of their assets to the Fund on February 12, 1999 and September 10, 1999, respectively, pursuant to a plan of reorganization and termination. The Fund assumed all of the liabilities of the Emerging Markets Fund and the Eastern Europe Fund. Shareholders of the Emerging Markets Fund and Eastern Europe Fund were issued full and fractional shares of the applicable class of the Fund. The acquisitions, which were approved by the shareholders of Emerging Markets Fund and Eastern Europe Fund on February 10, 1999 and August 25, 1999, respectively, were accomplished by an exchange of 10,912,463 shares of the Fund for the 11,087,719 shares then outstanding of the Emerging Markets Fund and 4,774,609 shares of the Fund for the 5,864,782 shares then outstanding of the Eastern Europe Fund. Based on the opinion of the Fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Fund or its shareholders. Emerging Markets Fund's and Eastern Europe Fund's net assets, including($18,098,264) and ($1,068,554), respectively, of unrealized depreciation were combined with the Fund for total net assets after the acquisition of $159,666,366 and $238,151,276, respectively.
***** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all shares were converted to Class A shares of the Fund.
****** This amount includes $114,574 and $370,669 of redemption fees associated with the merger of Eastern Europe Fund for 2000 and 1999, respectively.

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                         ------------------------------------------------------------------------
                                                                                               TEN
                                                                                             MONTHS               YEAR ENDED
                                                             YEAR ENDED OCTOBER 31,           ENDED              DECEMBER 31,
                                                         ------------------------------    OCTOBER 31,     ----------------------
                                                         2000(a)    1999(a)    1998(a)       1997(b)         1996          1995
                                                         --------   --------   --------    -----------     --------      --------
Net asset value, beginning of period                     $   9.86     $   7.53  $ 12.56     $  13.84       $  11.60      $  12.44
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.01         0.06     0.39(c)      0.25           0.53          0.72
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             (0.95)        2.36    (5.10)       (1.53)          2.19         (0.84)
=================================================================================================================================
    Total from investment operations                        (0.94)        2.42    (4.71)       (1.28)          2.72         (0.12)
=================================================================================================================================
Redemptions fees retained                                    0.01         0.03     0.28           --             --
=================================================================================================================================
Less distributions from net investment income               (0.04)       (0.12)   (0.60)          --          (0.48)        (0.72)
=================================================================================================================================
Net asset value, end of period                           $   8.89     $   9.86  $  7.53     $  12.56       $  13.84      $  11.60
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(d)                                             (9.52)%      33.11%  (37.09)%      (9.25)%        23.59%        (0.95)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $136,160     $157,198  $87,517     $457,379       $504,012      $422,348
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (including
  interest expense):
  With fee waivers                                           1.87%(e)     1.91%    1.93%        1.75%(f)       1.82%         1.77%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                        1.95%(e)     2.38%    2.34%        1.83%(f)       1.85%         1.80%
=================================================================================================================================
Ratio of net investment income to average net assets         0.05%(e)     0.68%    3.84%        2.03%(f)       4.07%         6.33%
=================================================================================================================================
Ratio of interest expense to average net assets              0.01%(e)     0.01%    0.20%          --             --            --
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                       192%         125%     111%         184%           138%           75%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Prior to November 1, 1997 the Fund was known as G.T. Developing Markets Fund, Inc. All Capital shares issued and outstanding on October 31, 1997 were reclassified as Class A shares.
(c) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
(d) Does not include sales charges and is not annualized for period less than one year.
(e) Ratios are based on average daily net assets of $165,415,131.
(f) Annualized.

                                                                                       CLASS B
                                                                     -------------------------------------------
                                                                                                NOVEMBER 3, 1997
                                                                                                  (DATE SALES
                                                                     YEAR ENDED OCTOBER 31,        COMMENCED)
                                                                     ----------------------      TO OCTOBER 31,
                                                                      2000(a)       1999(a)         1998(a)
                                                                     -------        -------     ----------------
Net asset value, beginning of period                                 $  9.79        $  7.49          $ 12.56
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         (0.06)          0.01             0.31(b)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                        (0.94)          2.37            (5.07)
============================================================================================================
    Total from investment operations                                   (1.00)          2.38            (4.76)
============================================================================================================
Redemptions fees retained                                                 --             --             0.28
============================================================================================================
Less distributions from net investment income                             --          (0.08)           (0.59)
============================================================================================================
Net asset value, end of period                                       $  8.79        $  9.79          $  7.49
____________________________________________________________________________________________________________
============================================================================================================
Total return(c)                                                       (10.21)%        32.14%          (39.76)%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $79,754        $49,723          $   154
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers                                                      2.47%(d)       2.51%            2.68%(e)
------------------------------------------------------------------------------------------------------------
  Without fee waivers                                                   2.55%(d)       2.98%            3.09%(e)
============================================================================================================
Ratio of net investment income (loss) to average net assets            (0.56)%(d)      0.08%            3.09%(e)
============================================================================================================
Ratio of interest expense to average net assets                         0.01%(d)       0.01%            0.20%(e)
____________________________________________________________________________________________________________
============================================================================================================

Portfolio turnover rate                                                  192%           125%             111%
____________________________________________________________________________________________________________
============================================================================================================

(a) Calculated using average shares outstanding.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
(c) Does not include contingent deferred sales charges and is not annualized for period less than one year.
(d) Ratios are based on average daily net assets of $71,295,269.
(e) Annualized.

                                                                               CLASS C
                                                                 -----------------------------------
                                                                                       MARCH 1, 1999
                                                                                        (DATE SALES
                                                                  YEAR ENDED             COMMENCED)
                                                                  OCTOBER 31,         TO OCTOBER 31,
                                                                    2000(a)               1999(a)
                                                                  -----------         --------------
Net asset value, beginning of period                               $  9.79                 $ 7.47
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.06)                    --
-------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      (0.94)                  2.32
=================================================================================================
    Total from investment operations                                 (1.00)                  2.32
=================================================================================================
Net asset value, end of period                                     $  8.79                 $ 9.79
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                     (10.21)%                31.06%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $ 1,618                 $  412
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers                                                    2.47%(c)               2.51%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers                                                 2.55%(c)               2.98%(d)
=================================================================================================
Ratio of net investment income (loss) to average net assets          (0.56)%(c)              0.08%(d)
=================================================================================================
Ratio of interest expense to average net assets                       0.01%(c)               0.01%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate                                                192%                   125%
_________________________________________________________________________________________________
=================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for period less than one year.
(c) Ratios are based on average daily net assets of $1,324,425.
(d) Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Developing Markets Fund and Board of Trustees of AIM Investment Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Developing Markets Fund at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 18, 2000


BOARD OF TRUSTEES                            OFFICERS                           OFFICE OF THE FUND
C. Derek Anderson                            Robert H. Graham                   11 Greenway Plaza
Senior Managing Partner,                     Chairman and President             Suite 100
Plantagenet Capital Management, LLC                                             Houston, TX 77046
(an investment partnership);                 Dana R. Sutton
Chief Executive Officer,                     Vice President and Treasurer       INVESTMENT MANAGER
Plantagenet Holdings, Ltd.
(an investment banking firm)                 Melville B. Cox                    A I M Advisors, Inc.
                                             Vice President                     11 Greenway Plaza
Frank S. Bayley                                                                 Suite 100
Partner, law firm of                         Gary T. Crum                       Houston, TX 77046
Baker & McKenzie                             Vice President
                                                                                SUB-ADVISOR
Robert H. Graham                             Carol F. Relihan
President and Chief Executive Officer,       Vice President and Secretary       INVESCO Asset Management Ltd.
A I M Management Group Inc.                                                     11 Devonshire Square
                                             Mary J. Benson                     London EC2M 4YR
Ruth H. Quigley                              Assistant Vice President and       England
Private Investor                             Assistant Treasurer
                                                                                TRANSFER AGENT
                                             Sheri Morris
                                             Assistant Vice President and       A I M Fund Services, Inc.
                                             Assistant Treasurer                P.O. Box 4739
                                                                                Houston, TX 77210-4739
                                             Nancy L. Martin
                                             Assistant Secretary                CUSTODIAN

                                             Ofelia M. Mayo                     State Street Bank and Trust Company
                                             Assistant Secretary                225 Franklin Street
                                                                                Boston, MA 02110
                                             Kathleen J. Pflueger
                                             Assistant Secretary                COUNSEL TO THE FUND

                                                                                Kirkpatrick & Lockhart LLP
                                                                                1800 Massachusetts Avenue, N.W.
                                                                                Washington, D.C. 20036-1800

                                                                                COUNSEL TO THE TRUSTEES

                                                                                Paul, Hastings, Janofsky & Walker LLP
                                                                                Twenty Third Floor
                                                                                555 South Flower Street
                                                                                Los Angeles, CA 90071

                                                                                DISTRIBUTOR

                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046

                                                                                AUDITORS

                                                                                PricewaterhouseCoopers LLP
                                                                                160 Federal Street
                                                                                Boston, MA 02110


REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2000, 2.61% is eligible for the dividends received deduction for corporations.

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.

o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.

o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.

o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.

o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                      ------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                            RISK TOLERANCE AND YOUR

                                 TIME HORIZON.

                      ------------------------------------

                THE AIM FAMILY OF FUNDS--Registered Trademark--

                     EQUITY FUNDS

DOMESTIC EQUITY FUNDS              INTERNATIONAL/GLOBAL EQUITY FUNDS                A I M Management Group Inc. has
                                                                                    provided leadership in the mutual
   MORE AGGRESSIVE                      MORE AGGRESSIVE                             fund industry since 1976 and
                                                                                    managed approximately $183 billion
AIM Small Cap Opportunities(1)     AIM Latin American Growth                        in assets for more than eight
AIM Mid Cap Opportunities(2)       AIM Developing Markets                           million shareholders, including
AIM Large Cap Opportunities(3)     AIM European Small Company                       individual investors, corporate
AIM Emerging Growth                AIM Asian Growth                                 clients and financial institutions,
AIM Small Cap Growth(4)            AIM Japan Growth                                 as of September 30, 2000.
AIM Aggressive Growth              AIM International Emerging Growth                     The AIM Family of Funds
AIM Mid Cap Growth                 AIM European Development                         --Registered Trademark-- is
AIM Small Cap Equity               AIM Euroland Growth                              distributed nationwide, and AIM
AIM Capital Development            AIM Global Aggressive Growth                     today is the eighth-largest mutual
AIM Constellation                  AIM International Equity                         fund complex in the United States
AIM Dent Demographic Trends        AIM Advisor International Value                  in assets under management,
AIM Select Growth                  AIM Global Trends                                according to Strategic Insight, an
AIM Large Cap Growth               AIM Global Growth                                independent mutual fund monitor.
AIM Weingarten                                                                           AIM is a subsidiary of
AIM Mid Cap Equity                      MORE CONSERVATIVE                           AMVESCAP PLC, one of the world's
AIM Value II                                                                        largest independent financial
AIM Charter                        SECTOR EQUITY FUNDS                              services companies with $414
AIM Value                                                                           billion in assets under management
AIM Blue Chip                           MORE AGGRESSIVE                             as of September 30, 2000.
AIM Basic Value
AIM Large Cap Basic Value          AIM New Technology
AIM Balanced                       AIM Global Telecommunications and Technology
AIM Advisor Flex                   AIM Global Resources
                                   AIM Global Financial Services
     MORE CONSERVATIVE             AIM Global Health Care
                                   AIM Global Consumer Products and Services
                                   AIM Global Infrastructure
                                   AIM Advisor Real Estate
                                   AIM Global Utilities

                                        MORE CONSERVATIVE

                        FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS         TAX-FREE FIXED-INCOME FUNDS

    MORE AGGRESSIVE                     MORE AGGRESSIVE

AIM Strategic Income               AIM High Income Municipal
AIM High Yield II                  AIM Tax-Exempt Bond of Connecticut
AIM High Yield                     AIM Municipal Bond
AIM Income                         AIM Tax-Free Intermediate
AIM Global Income                  AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government           MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

   MORE CONSERVATIVE


The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Jan. 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                              [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                         INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                                DVM-AR-1